13. Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Transactions

12.	Related Party Transactions

The Company has entered into various research, development, license and supply agreements with Serum Institute and the Company’s controlling stockholder, Pharmsynthez (as well as SynBio, a wholly owned subsidiary of Pharmsynthez), each a related party whose relationship and ownership has not materially changed from that disclosed in the Company’s Annual Report on Form 10-K for the years ended December 31, 2018 filed with the SEC on March 29, 2019 as amended on April 30, 2019.

The Company has agreed to acquire the XCART technology platform from Hesperix and OPKO. Dr. Genkin is a director and significant shareholder of Hesperix. In addition, the Company has agreed to repay a $150,000 loan that Dr. Genkin entered into with Hesperix. Mr. Adam Logal, one of our directors, is Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer of OPKO Health, Inc., the parent company of OPKO.

13.	Related Party Transactions

The Company has entered into various research, development, license and supply agreements with Takeda, SynBio, Serum Institute and Pharmsynthez, each a related party whose relationship, ownership, and nature of transactions is disclosed within other sections of these footnotes.

During the year ended December 31, 2017, the Company received research and consulting services from a director of Pharmsynthez, a controlling stockholder of the Company. The total amount of services received was approximately $0.1 million for the year ended December 31, 2017. This consulting agreement was terminated in July 2017.

Please refer to Note 3, Significant Strategic Drug Development Collaborations – Related Parties and Note 9, Stockholder’s Equity, for details on arrangements with collaboration partners that are also related parties.